UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  2054

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 18, 2004

Date of report (date of earliest event reported)

ALDILA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21872	13-3645590
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

13450 STOWE DRIVE, POWAY, CALIFORNIA  92064

(Address of principal executive offices)

(858) 513-1801

(Registrant’s Telephone No.)

Item 7.            Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired.

Not applicable

(b)   Pro Forma Financial Information.

Not applicable

(c)   Exhibits

Exhibit 99.1   Press release reporting financial results for the fourth quarter of 2003 and twelve-month period ended December 31, 2003, dated February 18, 2004.

Item 9.            Regulation FD Disclosure

The registrant hereby furnishes disclosure regarding its release of material non-public information relating to its results of operations for a completed quarterly fiscal period under Item 12 of Form 8-K.

Item 12.          Results of Operation and Financial Condition

On February 18, 2004, the registrant publicly announced financial results for the fourth quarter of 2003 and the twelve-month period ended December 31, 2004.  For further information, please refer to the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed  “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDILA, INC.

Dated: February 18, 2004	By:	/s/ Robert J. Cierzan
Name: Robert J. Cierzan
		Title:	Vice President, Secretary and Treasurer

EXHIBT INDEX

Exhibit No.	Document
99.1	Press release of Aldila, Inc. dated February 18, 2004.